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Exhibit 15


                      HARTFORD LIFE INSURANCE COMPANY, INC.
                                       AND
               HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, INC.

                             POWER OF ATTORNEY

                               Donald R. Frahm
                               Bruce D. Gardner
                               Joseph H. Gareau
                               John P. Ginnetti
                                Thomas M. Marra
                             Leonard E. Odell, Jr.
                               Lowndes A. Smith
                              Raymond P. Welnicki
                              Lizabeth H. Zlatkus

do hereby jointly and severally authorize Lynda Godkin and/or Scott K. Richardson to sign as their agent, any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the Hartford Life Insurance Company, Inc. and Hartford Life and Accident Insurance Company, Inc. under the Securities Act of 1933 and/or the Investment Company Act of 1940.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

      /s/ Donald R. Frahm                      Dated:     10/19/95
-------------------------------------                 ------------------
          Donald R. Frahm

      /s/ Bruce D. Gardner                     Dated:     10/19/95
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          Bruce D. Gardner

       /s/ Joseph H. Gareau                    Dated:     10/19/95
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           Joseph H. Gareau

       /s/ John P. Ginnetti                    Dated:     10/26/95
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           John P. Ginnetti

       /s/ Thomas M. Marra                     Dated:     10/19/95
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           Thomas M. Marra

       /s/ Leonard E. Odell, Jr.               Dated:     10/20/95
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           Leonard E. Odell, Jr.

       /s/ Lowndes A. Smith                    Dated:     10/19/95
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           Lowndes A. Smith

       /s/ Raymond P. Welnicki                 Dated:     10/24/95
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           Raymond P. Welnicki

       /s/ Lizabeth H. Zlatkus                 Dated:     10/20/95
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           Lizabeth H. Zlatkus